Government Select Series

Supplement to

Prospectus and Statement of Additional Information

Dated October 30, 2017

Termination of Colorado Investors Class of Government Select Series

On February 21, 2018, the Board of Trustees of PFM Funds (the “Trust”) approved the termination of the Colorado Investors Class of shares of Government Select Series (a series of the Trust), effective June 1, 2018 (the “Effective Date”). Shares of the Colorado Investors Class are currently being offered and sold only to persons having Colorado Investors Class shareholder accounts that were established on or before February 21, 2018. On the Effective Date, the Trust will make a cash distribution to each holder of Colorado Investors Class shares as of such date in an amount equal to the aggregate net asset value of all Colorado Investors Class shares then held by such shareholder, and upon the making of such distributions, all shares of the Colorado Investors Class then outstanding will be canceled.

New Addresses

The Prospectus and Statement of Additional Information are amended to reflect a change in the business and mailing address of the Trust, the Investment Adviser, Administrator, Transfer Agent and Distributor, and in the mailing address of each Trustee and Officer of the Trust, which address is now:

213 Market Street

Harrisburg, Pennsylvania 17101

The date of this Supplement is February 22, 2018.

Please retain this Supplement for future reference.